Exhibit 99.2

Bob Evans Farms, Inc.

Earnings Release Fact Sheet (unaudited)

Fiscal 2012 – Quarter 3

Note: amounts are in thousands, except per share amounts

Third quarter (Q3), ended January 27, 2012, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Foods
	Q3 2012	% of sales	Q3 2011	% of sales	Q3 2012	Q3 2011	Q3 2012	Q3 2011
Net sales	$428,339		$428,594		$337,308	$337,694	$91,031	$90,900

Cost of sales	137,657	32.1%	135,001	31.5%	25.0%	25.4%	58.7%	54.3%
Operating wages	133,575	31.2%	141,282	33.0%	37.5%	39.3%	7.8%	9.3%
Other operating	69,906	16.3%	68,840	16.1%	19.1%	19.1%	5.7%	4.4%
S,G&A	36,634	8.6%	37,460	8.7%	6.2%	6.4%	17.3%	17.4%
Depr. & amort.	20,309	4.7%	20,577	4.8%	5.3%	5.4%	2.6%	2.8%

Operating income	30,258	7.1%	25,434	5.9%	6.9%	4.4%	7.9%	11.8%

Interest	1,879	0.5%	2,098	0.5%

Pre-tax income	28,379	6.6%	23,336	5.4%

Income Taxes	8,124	1.9%	7,870	1.8%

Net Income	$20,255	4.7%	$15,466	3.6%

EPS—basic	$0.69		$0.51
EPS—diluted	$0.69		$0.51

Dividends paid per share	$0.25		$0.20

Weighted average shares outstanding:

Basic	29,319		30,258
Dilutive stock options	96		146

Diluted	29,415		30,404

Shares outstanding at quarter end	29,072		30,320

Income taxes, as a percentage of pre-tax income, were 28.6% vs.33.7%

Consolidated Q3 Review:

•	Net sales decreased 0.1% ($428.3 million vs. $428.6 million).

•	Operating income increased 19.0% ($30.3 million vs. $25.4 million).

•	Pre-tax income increased 21.6% ($28.4 million vs. $23.3 million).

•	Effective tax rate was 28.6% compared to 33.7%.

•	Net income increased 31.0% ($20.3 million vs. $15.5 million).

•	Diluted EPS was $0.69 vs. $0.51.

Restaurant Q3 Review:

•	Overall restaurant sales decreased 0.1% ($337.3 million vs. $337.7 million).

•	Nominal same-store sales increased 1.6% at Bob Evans Restaurants and decreased 3.4% at Mimi’s Café.

•	Operating income increased 56.9% ($23.1 million vs. $14.7 million).

•	Operating margin was 6.9% compared to 4.4%.

•	Restaurants in operation at quarter end were: 564 Bob Evans Restaurants and 145 Mimi’s Café. 569 Bob Evans Restaurants and 145 Mimi’s Café were in operation a year ago.

•	Projected restaurant openings, by quarter:

Bob Evans Restaurants:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4*	Full Year*	Closings	Ending Total*

2012	563	—	2	—	4	6	1	568
2011	569	—	—	—	2	2	8	563
2010	570	—	—	—	—	—	1	569
2009	571	—	—	—	1	1	2	570
2008	579	—	—	1	1	2	10	571

Mimi’s Café:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4*	Full Year*	Closings	Ending Total*

2012	145	—	—	—	—	—	—	145
2011	146	—	—	—	—	—	1	145
2010	144	—	1	1	—	2	—	146
2009	132	3	4	2	3	12	—	144
2008	115	1	2	8	6	17	—	132

Consolidated Restaurants:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4*	Full Year*	Closings	Ending Total*

2012	708	—	2	—	4	6	1	713
2011	715	—	—	—	2	2	9	708
2010	714	—	1	1	—	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703

*	Future quarters represent estimates for fiscal year 2012.

•	Projected rebuilt restaurant openings, by quarter:

	September 30,	September 30,	September 30,	September 30,	September 30,
Fiscal Year	Q1	Q2	Q3	Q4*	Full Year*

2012	—	2	—	1	3
2011	—	—	1	1	2
2010	1	1	—	—	2
2009	1	3	—	—	4
2008	2	2	1	3	8

*	Future quarters represent estimates for fiscal year 2012.

•	Projected remodel openings, by quarter for fiscal year 2012:

	September 30,	September 30,	September 30,	September 30,	September 30,
	Q1	Q2	Q3	Q4*	Full Year*

Bob Evans	—	32	15	43	90
Mimi’s Café	—	—	—	3	3

*	Future quarters represent estimates for fiscal year 2012.

•	Bob Evans Restaurants same-store sales analysis (24-month core; 555 restaurants):

	Fiscal 2012			Fiscal 2011			Fiscal 2010
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(1.5)	0.8	(2.3)	(3.5)	1.8	(5.3)	(2.8)	2.7	(5.5)
June	(2.0)	1.0	(3.0)	(3.1)	2.0	(5.1)	(2.5)	2.2	(4.7)
July	(1.8)	2.0	(3.8)	(3.7)	2.0	(5.7)	(3.7)	2.3	(6.0)

Q1	(1.8)	1.3	(3.1)	(3.5)	1.9	(5.4)	(3.0)	2.4	(5.4)

August	(2.6)	2.0	(4.6)	(1.8)	2.0	(3.8)	(3.0)	2.3	(5.3)
September	(1.9)	2.0	(3.9)	(0.6)	1.8	(2.4)	(3.5)	2.4	(5.9)
October	(0.3)	2.0	(2.3)	(0.5)	1.8	(2.3)	(2.0)	2.4	(4.4)

Q2	(1.5)	2.0	(3.5)	(0.9)	1.9	(2.8)	(2.8)	2.3	(5.1)

November	0.1	1.9	(1.8)	6.1	1.9	4.2	(5.0)	0.7	(5.7)
December	2.4	2.2	0.2	(5.0)	1.9	(6.9)	(3.5)	0.7	(4.2)
January	2.3	2.0	0.3	(1.7)	1.4	(3.1)	(4.2)	1.3	(5.5)

Q3	1.6	2.0	(0.4)	(0.5)	1.8	(2.3)	(4.2)	0.9	(5.1)

February	—	—	—	3.2	1.0	2.2	(7.3)	1.9	(9.2)
March	—	—	—	(0.9)	1.0	(1.9)	(0.4)	1.9	(2.3)
April	—	—	—	1.3	1.0	0.3	(4.6)	1.9	(6.5)

Q4	—	—	—	1.2	1.0	0.2	(4.1)	1.9	(6.0)

Fiscal year	(0.6)	1.8	(2.4)	(1.0)	1.7	(2.7)	(3.5)	1.9	(5.4)

•	Mimi’s Café same-store sales analysis (24-month core;143 restaurants):

	Fiscal 2012			Fiscal 2011			Fiscal 2010
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(1.8)	4.2	(6.0)	(8.4)	2.4	(10.8)	(6.9)	2.4	(9.3)
June	(6.1)	4.2	(10.3)	(8.2)	2.7	(10.9)	(5.0)	2.3	(7.3)
July	(6.1)	4.2	(10.3)	(6.5)	2.7	(9.2)	(7.2)	2.3	(9.5)

Q1	(4.8)	4.2	(9.0)	(7.6)	2.6	(10.2)	(6.4)	2.3	(8.7)

August	(5.6)	4.2	(9.8)	(6.2)	2.7	(8.9)	(5.2)	2.2	(7.4)
September	(4.8)	4.2	(9.0)	(4.8)	2.7	(7.5)	(8.1)	2.2	(10.3)
October	(4.1)	4.2	(8.3)	(5.8)	2.2	(8.0)	(7.2)	2.2	(9.4)

Q2	(4.8)	4.2	(9.0)	(5.6)	2.6	(8.2)	(6.8)	2.2	(9.0)

November	(4.0)	4.2	(8.2)	0.8	2.3	(1.5)	(8.1)	2.2	(10.3)
December	(3.0)	4.2	(7.2)	(4.1)	2.3	(6.4)	(8.9)	2.2	(11.1)
January	(3.3)	4.0	(7.3)	(6.0)	1.7	(7.7)	(7.7)	2.2	(9.9)

Q3	(3.4)	4.1	(7.5)	(3.2)	2.1	(5.3)	(8.3)	2.2	(10.5)

February	—	—	—	(1.3)	1.7	(3.0)	(7.9)	2.3	(10.2)
March	—	—	—	(2.0)	5.7	(7.7)	(5.5)	2.3	(7.8)
April	—	—	—	(0.8)	5.7	(6.5)	(7.9)	2.3	(10.2)

Q4	—	—	—	(1.3)	4.5	(5.8)	(7.1)	2.3	(9.4)

Fiscal year	(4.3)	4.2	(8.5)	(4.5)	2.9	(7.4)	(7.2)	2.2	(9.4)

•	Key restaurant sales data (core restaurants only):

	September 30,	September 30,
	Bob Evans Restaurants	Mimi’s Café

Average annual store sales ($) – FY11	$1,723,000	$2,679,000

Q3 FY 2012 day part mix (%):
Breakfast	33%	23%
Lunch	38%	41%
Dinner	29%	36%

Q3 FY 2012 check average ($)	$8.63	$11.79

•	Quarterly restaurant sales by concept:

	September 30,	September 30,	September 30,	September 30,
	Q3 2012	YTD 2012	Q3 2011	YTD 2011

Bob Evans Restaurants	$242,360	$728,949	$238,986	$735,359
Mimi’s Café	94,948	270,385	98,708	283,499

Total	$337,308	$999,334	$337,694	$1,018,858

Foods Q3 Review:

•	Net sales increased 0.1% ($91.0 million vs. $90.9 million).

•	We estimate that a $1.00 change in average cost per hundred weight of sows impacts the foods segment’s annual cost of sales by approximately $1.0 million.

•	Pounds sold increased 0.9%.

•	Operating income decreased 33.2% ($7.1 million vs. $10.7 million).

•	Operating margin was 7.9% compared to 11.8%.

•	Average sow cost increased 18.4% ($60.56 per cwt vs. $51.16 per cwt).

Historical sow cost review (average cost per hundredweight):

	September 30,	September 30,	September 30,		September 30,	September 30,
Fiscal Year	Q1	Q2	Q3	Q4		Average
2012	$57.06	$67.82	$60.56	$		$61.94
2011	$59.52	$60.47	$51.16		$59.05	$57.17
2010	$43.24	$32.88	$40.14		$55.91	$42.18
2009	$28.69	$51.19	$49.03		$50.65	$44.93

Pounds sold review:

	September 30,	September 30,	September 30,	September 30,	September 30,
Fiscal Year	Q1	Q2	Q3	Q4	Average
2012	-2.7%	3.1%	0.9%		0.3%
2011	-1.1%	-14.7%	-7.9%	-4.6%	-7.1%
2010	-2.9%	10.1%	20.9%	4.5%	8.2%
2009	16.4%	13.6%	-4.8%	2.4%	6.9%

•	Net sales review (dollars in thousands):
	September 30,	September 30,	September 30,	September 30,
	Q3 2012	YTD 2012	Q3 2011	YTD 2011
Gross sales	$106,599	$274,673	$106,780	$272,346

Less: promotions	(14,780)	(30,802)	(15,007)	(30,797)

Less: returns and slotting	(788)	(2,320)	(873)	(2,201)

Net sales	$91,031	$241,551	$90,900	$239,348

Balance Sheet Summary:

	September 30,	September 30,
(in thousands)	Jan. 27, 2012	Apr. 29, 2011

Cash and equivalents	$47,943	$57,730
Other current assets	66,105	61,875
Net property, plant and equipment	882,179	900,878
Goodwill and other intangible assets	41,649	42,264
Other non-current assets	35,427	31,574

Total assets	$1,073,303	$1,094,321

Current portion of long-term debt	$38,571	$13,571
Other current liabilities	158,616	157,541
Long-term debt	97,145	135,716
Other long-term liabilities	120,699	123,383
Stockholders’ equity	658,272	664,110

Total liabilities and equity	$1,073,303	$1,094,321